Sequoia Mortgage Trust                       SMT             Contact: Customer Service
Mortgage Pass-Through Certificates       Series 1997-1                NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:       30-Apr-1998                                        7485 New Horizon Way
Distribution Date: 04-May-1998                                        Frederick, MD  21703
                                                                      Telephone: (301) 846-8130
                                                                      Facsimile: (301) 846-8152

                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary

=========================================================================================================================
                                   Certificate
                      Certificate     Pass-       Beginning                                      Current      Ending
                        Class        Through     Certificate        Interest        Principal    Realized   Certificate
 Class      CUSIP    Description      Rate        Balance         Distribution    Distribution     Loss       Balance
=========================================================================================================================
  A-1     817435AA8      SEQ         6.05969%   221,518,944.60    1,118,613.44    17,181,022.52    0.00    204,337,922.08
  A-2     817435AB6      SEQ         6.01484%   132,508,408.69      664,180.73    10,277,360.06    0.00    122,231,048.63
  OC      SMTINVCRT       R          0.00000%     8,702,428.65      590,273.40             0.00    0.00      8,702,428.65
=========================================================================================================================
Totals                                          362,729,781.94    2,373,067.57    27,458,382.58    0.00    335,271,399.36
=========================================================================================================================



======================================
                            Cumulative
              Total         Realized
 Class     Distribution      Losses
======================================
  A-1     18,299,635.96        0.00
  A-2     10,941,540.79        0.00
  OC         590,273.40        0.00
======================================
Totals    29,831,450.15        0.00
======================================



All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee


Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

01-May-1998     9:12AM

Sequoia Mortgage Trust                       SMT             Contact: Customer Service
Mortgage Pass-Through Certificates       Series 1997-1                NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:       31-Dec-1997                                        7485 New Horizon Way
Distribution Date: 04-Jan-1998                                        Frederick, MD  21703
                                                                      Telephone: (301) 846-8130
                                                                      Facsimile: (301) 846-8152



                        Principal Distribution Statement
                               Senior Certificates


====================================================================================================================
               Original         Beginning      Scheduled     Unscheduled
                 Face          Certificate     Principal      Principal                   Realized   Total Principal
   Class        Amount           Balance      Ditribution    Distribution     Accretion   Loss(1)       Reduction
====================================================================================================================
    A-1     334,347,000.00   221,518,944.60       0.00      17,181,022.52        0.00       0.00      17,181,022.52
    A-2     200,000,000.00   132,508,408.69       0.00      10,277,360.06        0.00       0.00      10,277,360.06
    OC        8,703,415.20     8,702,428.65       0.00               0.00        0.00       0.00               0.00
====================================================================================================================
  Class A   543,050,415.20   362,729,781.94       0.00      27,458,382.58        0.00       0.00      27,458,382.58
====================================================================================================================





=============================================================
                  Ending          Ending
               Certificate      Certificate   Total Principal
   Class         Balance        Percentage     Distribution
=============================================================
   A-1        204,337,922.08    0.61115524     17,181,022.52
   A-2        122,231,048.63    0.61115524     10,277,360.06
   OC           8,702,428.65    0.99988665              0.00
=============================================================
 Class A      335,271,399.36    0.61738540     27,458,382.58
=============================================================

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                       SMT             Contact: Customer Service
Mortgage Pass-Through Certificates       Series 1997-1                NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:       31-Dec-1997                                        7485 New Horizon Way
Distribution Date: 04-Jan-1998                                        Frederick, MD  21703
                                                                      Telephone: (301) 846-8130
                                                                      Facsimile: (301) 846-8152


                    Principal Distribution Factors Statement
                           Senior Certificate Factors

===================================================================================================================
               Original        Beginning      Scheduled     Unscheduled
                 Face         Certificate     Principal      Principal                   Realized   Total Principal
   Class(3)     Amount          Balance      Ditribution    Distribution     Accretion   Loss(4)       Reduction
===================================================================================================================
    A-1     334,347,000.00    662.54204345   0.00000000      51.38680030    0.00000000  0.00000000    51.38680030
    A-2     200,000,000.00    662.54204345   0.00000000      51.38680030    0.00000000  0.00000000    51.38680030
    OC        8,703,415.20    999.88664794   0.00000000      0.00000000     0.00000000  0.00000000     0.00000000
===================================================================================================================



=============================================================
                  Ending          Ending
               Certificate      Certificate   Total Principal
   Class(3)      Balance        Percentage     Distribution
=============================================================
    A-1        611.15524315     0.61115524     51.38680030
    A-2        611.15524315     0.61115524     51.38580030
    OC         999.88664794     0.99988665      0.00000000
=============================================================


(3)    All Classes Are Per $1,000 Denomination.

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                       SMT             Contact: Customer Service
Mortgage Pass-Through Certificates       Series 1997-1                NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:       31-Dec-1997                                        7485 New Horizon Way
Distribution Date: 04-Jan-1998                                        Frederick, MD  21703
                                                                      Telephone: (301) 846-8130
                                                                      Facsimile: (301) 846-8152


                         Interest Distribution Statement
                               Senior Certificates


==============================================================================================================================

                                                        Beginning                      Payment of                     Non-
              Original                 Current        Certificate/       Current       Previously       Current     Supported
                Face                  Certificate       Notional         Accrued     Unpaid Interest   Interest      Interest
    Class      Amount                    Rate           Balance          Interest       Shortfall      Shortfall    Shortfall
==============================================================================================================================
     A-1   334,347,000.00             6.05969%       221,518,944.60    1,118,613.44       0.00            0.00         0.00
     A-2   200,000,000.00             6.01484%       132,508,408.69      664,180.73       0.00            0.00         0.00
     OC      8,703,415.20             0.00000%         8,702,428.65            0.00       0.00            0.00         0.00
==============================================================================================================================
Total Class A Interest Distribution                                    1,782,794.17       0.00            0.00         0.00
==============================================================================================================================





=================================================================================================
                                                                       Remaining
                                                                       Cumulative      Ending
                                                                         Unpaid     Certificate/
                                       Realized     Total Interest      Interest      Notional
    Class                              Loss(7)       Distribution       Shortfall      Balance
=================================================================================================
    A-1                                 0.00         1,118,613.44         0.00      204,337,922.08
    A-2                                 0.00           664,180.73         0.00      122,231,048.63
    OC                                  0.00           590,273.40         0.00        8,702,428.65
=================================================================================================
Total Class A Interest Distribution     0.00         2,373,067.57         0.00
=================================================================================================


(7) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                       SMT             Contact: Customer Service
Mortgage Pass-Through Certificates       Series 1997-1                NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:       31-Dec-1997                                        7485 New Horizon Way
Distribution Date: 04-Jan-1998                                        Frederick, MD  21703
                                                                      Telephone: (301) 846-8130
                                                                      Facsimile: (301) 846-8152



                     Interest Distribution Factors Statement
                           Senior Certificates Factors

========================================================================================================================
                                                 Beginning                      Payment of                       Non-
                Original         Current        Certificate/       Current       Previously       Current     Supported
                  Face          Certificate       Notional         Accrued     Unpaid Interest   Interest      Interest
    Class(9)     Amount            Rate           Balance          Interest       Shortfall      Shortfall    Shortfall
========================================================================================================================
     A-1     334,347,000.00      6.05969%       662.54204345      3.34566615     0.00000000      0.00000000   0.00000000
     A-2     200,000,000.00      6.01484%       662.54204345      3.32090365     0.00000000      0.00000000   0.00000000
     OC        8,703,415.20      0.00000%       999.88664794      0.00000000     0.00000000      0.00000000   0.00000000
========================================================================================================================




=============================================================================
                                                  Remaining
                                                  Cumulative      Ending
                                                    Unpaid      Certificate/
                 Realized      Total Interest      Interest       Notional
    Class(9)     Loss(10)      Distribution       Shortfall       Balance
=============================================================================
     A-1       0.00000000        3.34566615       0.0000000      611.15524315
     A-2       0.00000000        3.32090365       0.0000000      611.15524315
     OC        0.00000000       67.82089403       0.0000000      999.88664794
=============================================================================


(9)    All Classes Are $1,000 Denomination.

(10) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

Sequoia Mortgage Trust                       SMT             Contact: Customer Service
Mortgage Pass-Through Certificates       Series 1997-1                NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:       30-Apr-1998                                        7485 New Horizon Way
Distribution Date: 04-May-1998                                        Frederick, MD  21703
                                                                      Telephone: (301) 846-8130
                                                                      Facsimile: (301) 846-8152



======================================================================================
                               CERTIFICATE ACCOUNT


Beginning Balance                                                                0.00
Deposits
   Payments of Interest and Principal                                   29,966,864.07
   Liquidations, Insurance Proceeds, Reserve Funds                               0.00
   Proceeds from Repurchased Loans                                               0.00
   Other Amounts (Servicer Advances)                                             0.00
       Realized Losses                                                           0.00
                                                                        -------------

Total Deposits                                                          29,966,864.07


Withdrawals
   Reimbursement for Servicer Advances                                           0.00
   Payment of Service Fee                                                  135,413.91
   Payment of Interest and Principal                                    29,831,450.16
                                                                        -------------


Total Withdrawals (Pool Distribution Amount)                            29,966,864.07


Ending Balance                                                                   0.00
                                                                        =============

=====================================================================================


================================================================================
                                SERVICER ADVANCES


Beginning Balance                                                           0.00
Current Period Advances by Servicer                                         0.00
Reimbursement of Advances                                                   0.00
Ending Cumulative Advances                                                  0.00
================================================================================



===============================================================================
                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL


Total Prepayment/Curtailment Interest Shortfall                             0.00
Servicing Fee Support                                                       0.00
                                                                            ----


Non-Supported Prepayment/Curtailment Interest Shortfall                     0.00
                                                                            ====

================================================================================



================================================================================
                                 SERVICING FEES


Gross Servicing Fee                                                   114,864.43
Pool Insurance Fee                                                     19,549.48
Spread 1 Fee                                                            1,000.00
Supported Prepayment/Curtailment Interest Shortfall                         0.00
                                                                      ----------


Net Servicing Fee                                                     135,413.91
                                                                      ==========

================================================================================

Sequoia Mortgage Trust                       SMT             Contact: Customer Service
Mortgage Pass-Through Certificates       Series 1997-1                NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:       31-Dec-1997                                        7485 New Horizon Way
Distribution Date: 04-Jan-1998                                        Frederick, MD  21703
                                                                      Telephone: (301) 846-8130
                                                                      Facsimile: (301) 846-8152


=================================================================================================
                               DELINQUENCY STATUS


                                                                   Percentage Delinquent Based On
                     Current        Unpaid Principal Balance
                 Number Of Loans                                     Number           Unpaid
                                                                    of Loans          Balance
30 Days               27                 5,925,882.21                 1.86%            1.77%
60 Days                7                 1,019,937.83                 0.48%            0.30%
90+ Days               6                 1,685,979.30                 0.41%            0.50%
Foreclosure            2                   322,392.21                 0.14%            0.10%
REO                    2                   597,400.75                 0.14%            0.18%
Totals                44                 9,551,592.30                 3.03%            2.85%



Current Period Realized Loss - Includes Interest Shortfall        0.00
Cumulative Realized Losses - Includes Interest Shortfall          0.00

Principal Balance of Contaminated Properties                      0.00
=================================================================================================

Sequoia Mortgage Trust                       SMT             Contact: Customer Service
Mortgage Pass-Through Certificates       Series 1997-1                NorWest Bank Minnesota, N.A.
Certificateholder Distribution Summary                                Securities Administration Services
Record Date:       31-Dec-1997                                        7485 New Horizon Way
Distribution Date: 04-Jan-1998                                        Frederick, MD  21703
                                                                      Telephone: (301) 846-8130
                                                                      Facsimile: (301) 846-8152



================================================================================
                              COLLATERAL STATEMENT


Collateral Description                                               Mixed Fixed


Weighted Average Gross Coupon                                          8.318848%
Weighted Average Net Coupon                                            7.945901%


Weighted Average Maturity (Stepdown Calculation)                      311 Months


Beginning Scheduled Collateral Loan Count                                  1,557
Number of Loans Paid in Full                                                 104
Ending Scheduled Collateral Loan Count                                     1,453


Beginning Scheduled Collateral Balance                            362,729,781.94
Ending Scheduled Collateral Balance                               335,271,399.36


Monthly P&I Constant                                                2,860,763.77
================================================================================